                                                     EXHIBIT 23.1

                                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into SCE Funding LLC's previously filed Registration Statement File No. 333-30785.

                                                                       ARTHUR ANDERSEN LLP
                                                                       ARTHUR ANDERSEN LLP

Los Angeles, California
March 25, 2002